UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Appvion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 11, 2013, Appvion, Inc. (the “Company”), Paperweight Development Corp. (“PDC”), and Jefferies Finance LLC, as administrative agent, and certain lenders entered into a First Amendment (the “First Amendment”) to the Credit Agreement (the “Credit Agreement”) dated June 28, 2013 by and among the Company, PDC and the lenders party thereto.

Subject to satisfaction of customary conditions, the First Amendment will come into full force and effect according to its terms simultaneously with the closing of the offering of $250 million aggregate principal amount of the Company’s second lien senior secured notes due 2020 (the “Notes”). Upon its effectiveness, the First Amendment, among other things, will (i) permit the Company to issue the Notes to refinance its outstanding 9 3⁄4% Senior Subordinated Notes due 2014 and 11.25% Second Lien Notes due 2015 and (ii) allow the Company to enter into a new intercreditor agreement governing the relative priorities of the respective security interests in its assets securing the Notes and the borrowings under its senior secured credit facilities governed by the Credit Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, which is attached as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On November 12, 2013, the Company issued a press release complying with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing that the offering of the Notes in a private offering exempt from the registration requirements under the Securities Act.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release attached hereto as Exhibit 99.1 does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described therein. The securities proposed to be offered have not been registered under the Securities Act, or qualified under any state securities laws or the laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit 10.1	First Amendment to Credit Agreement, dated as of November 11, 2013, among Appvion, Inc., Paperweight Development Corp. and certain lenders party thereto and Jefferies Finance LLC, as administrative agent.

	Exhibit 99.1	Press Release, dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013

Appvion, Inc.

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	First Amendment to Credit Agreement, dated as of November 11, 2013, among Appvion, Inc., Paperweight Development Corp. and certain lenders party thereto and Jefferies Finance LLC, as administrative agent.

Exhibit 99.1	Press Release, dated November 12, 2013.